Exhibit 10.1

THIS PLEDGE AND SECURITY AGREEMENT is subject to the terms and provisions of the First Lien Priority Intercreditor Agreement, dated as of May 29, 2018 (as such agreement is supplemented by Joinder No. 1, dated March 27, 2020, and Joinder No. 2, dated May 29, 2020, and as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as authorized representative for the Credit Agreement Secured Parties referred to therein, and Wells Fargo Bank, National Association, as authorized representative for the Notes Secured Parties referred to therein, the other authorized representatives from time to time party thereto and each of the other parties referred to therein.

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Security Agreement”) is entered into as of May 29, 2020 (the “Security Agreement Effective Date”) by and among MICROCHIP TECHNOLOGY INCORPORATED, a Delaware corporation (the “Issuer”), the Subsidiaries of the Issuer listed on the signature pages hereto (together with the Issuer, the “Initial Grantors,” and together with any additional Subsidiaries, whether now existing or hereafter formed or acquired which become parties to this Security Agreement from time to time, in accordance with the terms of the Indenture (as defined below), by executing a supplement hereto in substantially the form of Annex I, the “Grantors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as collateral agent under the Indenture (the “Notes Collateral Agent”) for itself and for the Secured Parties (as defined below).

PRELIMINARY STATEMENT

The Issuer is party to the Indenture, dated as of May 29, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among the Issuer, the guarantors party thereto and Wells Fargo Bank, National Association, in its capacity as the trustee and the collateral agent, respectively, pursuant to which the Issuer issued the 2.670% Senior Secured Notes due 2023. It is a requirement under the Indenture that the Grantors shall execute and deliver this Security Agreement to the Notes Collateral Agent, for the ratable benefit of the Secured Parties.

Agreement

In consideration of the premises, each Grantor hereby agrees with the Notes Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

ARTICLE I

DEFINITIONS

1.1. Terms Defined in the Indenture. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture.

1.2. Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC.

1.3. Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:

“Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Collateral” means all Accounts, Chattel Paper, Commercial Tort Claims, Copyrights, Deposit Accounts, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, letters of credit, Letter-of-Credit Rights, Licenses, Patents, Pledged Deposits, Supporting Obligations, Trademarks and Other Collateral, wherever located, in which any Grantor now has or hereafter acquires any right or interest, and the proceeds (including Stock Rights), insurance proceeds and products thereof, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto; provided that, notwithstanding the foregoing, Collateral shall expressly exclude the Excluded Assets.

“Collateral Disclosure Letter” means the collateral disclosure letter, dated as of the Security Agreement Effective Date, as supplemented from time to time and delivered by the Grantors to the Notes Collateral Agent for the benefit of the Secured Parties.

“Commercial Tort Claims” means commercial tort claims, as defined in the UCC of any Grantor, including each commercial tort claim (with a value reasonably believed by such Grantor to be in excess of $10,000,000) specifically described in Schedule “F” to the Collateral Disclosure Letter.

“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Deposit Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Domestic Pledge Subsidiary” means each Domestic Subsidiary, but excluding, for the avoidance of doubt, but only to the extent such Subsidiary is a Foreign Sub Holdco, Microchip Technology LLC, a Delaware limited liability company, and Silicon Storage Technology LLC, a Delaware limited liability company.

“Domestic Subsidiary” means any Subsidiary (other than a Foreign Subsidiary) that is organized or existing under the laws of the United States, any state thereof, the District of Columbia, or any territory thereof other than any such Subsidiary that is a direct or indirect Subsidiary of one or more Foreign Subsidiaries of such Person.

“Equipment” shall have the meaning set forth in Article 9 of the UCC.

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“Fixtures” shall have the meaning set forth in Article 9 of the UCC.

“Foreign Subsidiary” means any Subsidiary that is not organized under the laws of the United States of America or any state thereof or the District of Columbia and any Subsidiary of such Foreign Subsidiary.

“Foreign Pledge Subsidiary” means each first tier Foreign Subsidiary of the Issuer or a Guarantor that is required to be pledged to secure the Senior Credit Facilities.

“Foreign Sub Holdco” means any Subsidiary organized under the laws of a jurisdiction located in the United States of America substantially all the assets of which consists of stock (or stock and debt obligations owed or treated as owed) in one or more “controlled foreign corporations” as defined in Section 957 of the Code and/or one or more Subsidiaries described in this definition.

“General Intangibles” shall have the meaning set forth in Article 9 of the UCC and, in any event, includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark), Patents, Trademarks, Copyrights, URLs and domain names, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the UCC, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, Goods, Investment Property, negotiable Collateral, and oil, gas, or other minerals before extraction.

“Goods” shall have the meaning set forth in Article 9 of the UCC.

“Instruments” shall have the meaning set forth in Article 9 of the UCC.

“Intellectual Property” means all Patents, Trademarks, Copyrights and any other intellectual property.

“Inventory” shall have the meaning set forth in Article 9 of the UCC.

“Investment Property” shall have the meaning set forth in Article 9 of the UCC.

“Irish Pledge” shall have the meaning set forth in Section 4.4.

“Letter-of-Credit Rights” shall have the meaning set forth in Article 9 of the UCC.

“Licenses” means, with respect to any Person, all of such Person’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations or condition (financial or otherwise) of the Issuer and the Subsidiaries taken as a whole (b) the validity or enforceability of the Notes Documents or (c) the rights or remedies of the Notes Collateral Agent under this Security Agreement and all other Notes Documents taken as a whole.

“Notes Documents” means the Indenture, the Notes and guarantees issued thereunder, the Security Documents and all other documents, notes, guarantees, instruments, agreements and supplemental indenture entered into in connection therewith.

“Other Collateral” means any personal property of the Grantors, not included within the defined terms Accounts, Chattel Paper, Commercial Tort Claims, Copyrights, Deposit Accounts, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Licenses, Patents, Pledged Deposits, Supporting Obligations and Trademarks, including, without limitation, all cash on hand, letters of credit, Stock Rights or any other deposits (general or special, time or demand, provisional or final) with any bank or other financial institution, it being intended that the Collateral include all personal property of the Grantors, subject to the limitations contained in Article II of this Security Agreement.

“Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all licenses of the foregoing whether as licensee or licensor; (e) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (f) all rights to sue for past, present, and future infringements thereof; and (g) all rights corresponding to any of the foregoing throughout the world.

“Pledged Collateral” means all Instruments, Securities and other Investment Property of the Grantors that is included in the Collateral, whether or not physically delivered to the Notes Collateral Agent pursuant to this Security Agreement.

“Pledged Deposits” means all time deposits of money (other than Deposit Accounts and Instruments), whether or not evidenced by certificates, which a Grantor may from time to time designate as pledged to the Notes Collateral Agent or to any Secured Party as security for any Notes Obligations, and all rights to receive interest on said deposits.

“Pledge Subsidiary” means each Domestic Pledge Subsidiary and each Foreign Pledge Subsidiary.

“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments or Pledged Deposits, and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Secured Parties” means the collectively reference to the Notes Collateral Agent, the Trustee, the holders of the Notes and any other holders of the Notes Obligations (including without limitation, the Notes issued pursuant to the Indenture).

“Security” shall have the meaning set forth in Article 8 of the UCC.

“Stock Rights” means any securities, dividends, instruments or other distributions and any other right or property which any Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which any Grantor now has or hereafter acquires any right, issued by an issuer of such securities.

“Supporting Obligation” shall have the meaning set forth in Article 9 of the UCC.

“Taxes” means any present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any governmental authority, including any interest, additions to tax or penalties applicable thereto.

“Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II

GRANT OF SECURITY INTEREST

Each of the Grantors hereby pledges, collaterally assigns and grants to the Notes Collateral Agent, on behalf of and for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest, whether now owned or hereafter acquired, in and to the Collateral to secure the prompt and complete payment and performance of the Notes Obligations. For the avoidance of doubt, (i) the grant of a security interest herein shall not be deemed to be an assignment of intellectual property rights owned by the Grantors and (ii) the security interest granted under this Security Agreement shall not extend to, and the definition of “Collateral” and definitions of and references to asset categories in the definition of Collateral and elsewhere in this Security Agreement or any agreement entered into or pursuant to this Security Agreement shall not include, Excluded Assets and, for the avoidance of doubt, no provision of this Agreement including, without limitation, any representation, warranty or covenant shall apply to any such Excluded Assets.

For the avoidance of doubt, (i) Microchip Technology LLC and Silicon Storage Technology LLC shall be Grantors under this Security Agreement and (ii) in the aggregate (taking into account the pledges of all Grantors), 65% of voting Equity Interests and 100% of non-voting Equity Interests in Microchip Technology Malta Limited shall be pledged as Collateral. Notwithstanding anything to the contrary in any Notes Document, the guarantee provided by each of Microchip Technology LLC and Silicon Storage Technology LLC, so long as each remains a Foreign Sub Holdco, shall be without recourse to voting Equity Interests in excess of 65%, in the aggregate, of Microchip Technology Malta Limited.

Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the contracts or agreements which arise out of, or relate to, any of the Collateral to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of each such contract or agreement to the same extent as if this Security Agreement had not been executed. The exercise by the Notes Collateral Agent of any of its rights hereunder shall not release any Grantor hereunder from any of its duties or obligations under the contracts and agreements included in the Collateral. Neither the Notes Collateral Agent nor any other Secured Party shall have any obligation or liability under any contract by reason of or arising out of this Security Agreement, or the receipt by the Notes Collateral Agent or any other Secured Party of any payment relating to such contract pursuant hereto, nor shall the Notes Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to any contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to any Secured Party or to which it may be entitled at any time or times.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each of the Initial Grantors represents and warrants to the Notes Collateral Agent and the other Secured Parties, and each Grantor that becomes a party to this Security Agreement pursuant to the execution of a supplement to this Security Agreement, in substantially the form of Annex I, represents and warrants (after giving effect to supplements to the Collateral Disclosure Letter with respect to such subsequent Grantor as attached to such Security Agreement Supplement) to the Notes Collateral Agent and the other Secured Parties, that:

3.1. Title, Authorization, Validity and Enforceability. Such Grantor has good and valid rights in or the power to transfer the Collateral owned by it and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1.3 hereof, and has full corporate, limited liability company or partnership, as applicable, power and authority to grant to the Notes Collateral Agent the security interest in such Collateral pursuant hereto. The execution and delivery by such Grantor of this Security Agreement have been duly authorized by proper corporate, limited liability company, limited partnership or partnership, as applicable, proceedings on the part of such Grantor, and this Security Agreement constitutes a legal, valid and binding obligation of such Grantor and creates a security interest which is enforceable against such Grantor in all Collateral it now owns or hereafter acquires, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law), and (iii) requirements of reasonableness, good faith and fair dealing. When financing statements have been filed in the appropriate offices against such Grantor in the locations listed in Schedule “E” to the Collateral Disclosure Letter or any jurisdictions that may be required from time to time pursuant to Section 4.1.4 hereof, the Notes Collateral Agent will have a fully perfected first priority security interest in the Collateral owned by such Grantor in which a security interest may be perfected by filing of a financing statement under the UCC, subject only to Liens permitted under Section 4.1.3 hereof.

3.2. Conflicting Laws and Contracts. Neither the execution and delivery by such Grantor of this Security Agreement, the creation and perfection of the security interest in the Collateral granted hereunder, nor compliance by such Grantor with the terms and provisions hereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Grantor, or (ii) such Grantor’s charter, articles or certificate of incorporation, partnership agreement or by-laws (or similar constitutive documents), or (iii) the provisions of any indenture or any material instrument or agreement to which such Grantor is a party or is subject, or by which it, or its property may be bound or affected, or conflict with or constitute a default thereunder, or result in or require the creation or imposition of any Lien in, of or on the property of such Grantor pursuant to the terms of any such indenture or any material instrument or agreement (other than any Lien of the Notes Collateral Agent on behalf of the Secured Parties).

3.3. Principal Location. As of the Security Agreement Effective Date (or in the case of a subsequent Grantor, the date of the applicable Security Agreement Supplement), the location of such Grantor’s chief executive office is disclosed in Schedule “A” to the Collateral Disclosure Letter.

3.4. Property Locations. As of the Security Agreement Effective Date (or in the case of a subsequent Grantor, the date of the applicable Security Agreement Supplement), Schedule “A” to the Collateral Disclosure Letter lists each location where each Grantor maintains Inventory, Equipment and Fixtures (other than (i) moveable items of Collateral, such as laptop computers and other mobile electronic equipment, and (ii) Inventory in transit) with a value exceeding $10,000,000 per location. All of said locations are owned by such Grantor except for locations which are leased by such Grantor as lessee and designated in Schedule “A” to the Collateral Disclosure Letter.

3.5. No Other Names; Etc. Within the five-year period ending as of the date such Person becomes a Grantor hereunder, such Grantor has not conducted business under any name, changed its jurisdiction of organization, merged with or into or consolidated with any other Person, except as disclosed in Schedule “A” to the Collateral Disclosure Letter. The name in which such Grantor has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization as of the date such Person becomes a Grantor hereunder.

3.6. [Intentionally Omitted].

3.7. [Intentionally Omitted].

3.8. Filing Requirements. None of the Collateral owned by such Grantor is of a type for which security interests or liens may be perfected by filing under any federal statute except for (i) motor vehicles described in Part B of Schedule “B” to the Collateral Disclosure Letter and (ii) Patents, Trademarks and Copyrights held by such Grantor and described in Part C of Schedule “B” to the Collateral Disclosure Letter.

3.9. No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been or will be terminated naming such Grantor as debtor has been filed or is of record in any jurisdiction except financing statements (i) naming the Notes Collateral Agent on behalf of the Secured Parties as the secured party and (ii) in respect of Liens permitted by Section 4.08 of the Indenture.

3.10. Federal Employer Identification Number; State Organization Number; Jurisdiction of Organization. As of the Security Agreement Effective Date (or in the case of a subsequent Grantor, the date of the applicable Security Agreement Supplement), such Grantor’s federal employer identification number is, and if such Grantor is a registered organization, such Grantor’s State of organization, type of organization and State of organization identification number are, listed in Schedule “G” to the Collateral Disclosure Letter.

3.11. Pledged Securities and Other Investment Property. Schedule “D” to the Collateral Disclosure Letter sets forth a complete and accurate list as of the Security Agreement Effective Date (or in the case of a subsequent Grantor, the date of the applicable Security Agreement Supplement) of the Instruments with a face value exceeding $10,000,000 and Equity Interests in Pledge Subsidiaries constituting Collateral and delivered (or to be delivered) to the Notes Collateral Agent pursuant to the terms of the Notes Documents. Each Grantor is the direct and beneficial owner of each Instrument and each Equity Interest in Pledge Subsidiaries listed in Schedule “D” to the Collateral Disclosure Letter as being owned by it, free and clear of any Liens, except for the security interest granted to the Notes Collateral Agent for the benefit of the Secured Parties hereunder or as permitted by Section 4.08 of the Indenture. Each Grantor further represents and warrants that (i) all Pledged Collateral owned by it constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized and validly issued, are fully paid and non-assessable and, in the case of Equity Interests in Pledge Subsidiaries, constitutes the percentage of the issued and outstanding shares of stock (or other Equity Interests) of the respective issuers thereof indicated in Schedule “D” to the Collateral Disclosure Letter, and (ii) with respect to any certificates delivered to the Notes Collateral Agent representing an Equity Interest, either such certificates are Securities as defined in Article 8 of the UCC of the applicable jurisdiction as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Notes Collateral Agent so that the Notes Collateral Agent may take steps to perfect its security interest therein as a General Intangible, as indicated in Schedule “D”. Pursuant to the terms and conditions of Section 2.09 of the Intercreditor Agreement, the Bank Agent will hold Collateral in its possession or control as gratuitous bailee for the Notes Collateral Agent solely for the purpose of perfecting the security interest granted in such Collateral pursuant to this Security Agreement.

3.12. Intellectual Property.

3.12.1 Part C of Schedule “B” to the Collateral Disclosure Letter contains a complete and accurate listing as of the Security Agreement Effective Date of all the following owned by any Grantor: (i) U.S. trademark registrations and trademark applications, (ii) U.S. patent registrations and patents applications, together with all reissuances, continuations, continuations in part, revisions, extensions, and reexaminations thereof, and (iii) U.S. copyright registrations and copyright applications. All of the material U.S. registrations, applications for registration or applications for issuance of the Intellectual Property are valid and subsisting, in good standing and are recorded or in the process of being recorded in the name of the applicable Grantor.

3.12.2 Such Intellectual Property is valid, subsisting, unexpired (where registered) and enforceable and has not been abandoned or adjudged invalid or unenforceable, in whole or in part, except in each case as could not be reasonably expected to result in a Material Adverse Effect.

3.12.3 [Intentionally Omitted].

3.12.4 Each Grantor has taken or caused to be taken steps so that none of its material Intellectual Property, the value of which to the Grantors are contingent upon maintenance of the confidentiality thereof, have been disclosed by such Grantor to any Person other than employees, contractors, customers, representatives and agents of the Grantors and other third parties who are parties to customary confidentiality and nondisclosure agreements with the Grantors.

3.12.5 To each Grantor’s knowledge, no Person has violated, infringed upon or breached, or is currently violating, infringing upon or breaching, any of the rights of the Grantors to the Intellectual Property or has breached or is breaching any duty or obligation owed to the Grantors in respect of the Intellectual Property except where those breaches, violations or infringements, individually or in the aggregate, could not be reasonably expected to result in a Material Adverse Effect.

3.12.6 No settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by any Grantor or to which any Grantor is bound that adversely affects its rights to own or use any Intellectual Property except as could not be reasonably expected to result in a Material Adverse Effect, in each case individually or in the aggregate.

3.12.7 No Grantor has received any written notice that remains outstanding challenging the validity, enforceability, or ownership of any Intellectual Property except where those challenges could not reasonably be expected to result in a Material Adverse Effect, and to such Grantor’s knowledge at the date hereof there are no facts upon which such a challenge could be made.

3.12.8 Each Grantor owns directly or is entitled to use, by license or otherwise, all Intellectual Property necessary for the conduct of such Grantor’s business.

3.12.9 Each Grantor uses adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all trademarks and has taken all commercially reasonable action necessary to insure that all licensees of the trademarks owned or licensed by such Grantor use such adequate standards of quality, except where the failure to use adequate standards of quality could not reasonably be expected to result in a Material Adverse Effect.

3.12.10 The consummation of the transactions contemplated by the Notes Documents will not result in the loss, termination or material impairment of any of the Intellectual Property that is material to any Grantor’s business.

ARTICLE IV

COVENANTS

From the Security Agreement Effective Date and thereafter until this Security Agreement is terminated, each of the Initial Grantors agrees, and from and after the effective date of any Security Agreement Supplement applicable to any Grantor (and after giving effect to supplements to the Collateral Disclosure Letter with respect to such subsequent Grantor as attached to such Security Agreement Supplement) and thereafter until this Security Agreement is terminated, each such subsequent Grantor agrees:

4.1. General.

4.1.1 Maintenance of Perfected Security Interest; Financing Statements and Other Actions; Defense of Title. Subject to the limitations and qualifications set forth in the Indenture and the Notes Documents, each Grantor shall maintain the security interest created hereunder on the Collateral as a perfected security interest in favor of the Notes Collateral Agent for the benefit of the Secured Parties. Each Grantor agrees to prepare, execute and file such UCC financing statements as are necessary to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein to the extent the security interest in the collateral may be perfected by the filing of such UCC financing statement, and no such filing shall be an obligation of any Secured Party. Each Grantor shall deliver to the Notes Collateral Agent promptly following filing a file stamped copy of each such financing statement bearing evidence of its filing. Each Grantor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Grantor hereby authorizes, to the extent any such Grantor fails to comply with its covenants in the immediately preceding sentence, the Notes Collateral Agent to file, and if requested will execute and deliver to the Notes Collateral Agent, all financing statements describing the Collateral owned by such Grantor and, subject to the limitations set forth in the Indenture, take such other actions as may from time to time reasonably be requested by the Notes Collateral Agent in order to maintain a first priority, perfected security interest in and, if applicable, Control of, the Collateral owned by such Grantor, subject to Liens permitted under Section 4.08 of the Indenture. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Notes Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure that the perfection of the security interest in the Collateral granted to the Notes Collateral Agent herein, including, without limitation, describing such property as “all assets of the debtor whether now owned or hereafter acquired and wheresoever located, including all accessions thereto and proceeds thereof.” Each Grantor will take any and all actions that are reasonable and necessary to defend title to any material portion of the Collateral owned by such Grantor against all persons and to defend the security interest of the Notes Collateral Agent in such Collateral and the priority thereof against any Lien not expressly permitted hereunder.

4.1.2 Disposition of Collateral. No Grantor will sell, lease or otherwise dispose of the Collateral owned by such Grantor except as permitted by the Indenture.

4.1.3 Liens. No Grantor will create, incur, or suffer to exist any Lien on the Collateral owned by such Grantor except Liens permitted pursuant to Section 4.08 of the Indenture.

4.1.4 Change in Corporate Existence, Type or Jurisdiction of Organization, Location, Name. Each Grantor will:

(a)	not change its type of legal entity;

(b)	not change its name or jurisdiction of organization;

(c)

not maintain its place of business (if it has only one) or its chief executive office (if it has more than one place of business) at a location other than a location specified in Schedule “A” to the Collateral Disclosure Letter; and

(d)	not change its taxpayer identification number,

unless, in each such case, such Grantor shall have delivered to the Notes Collateral Agent not less than five (5) Business Days’ (or such shorter time as may be acceptable to the Notes Collateral Agent) an Officer’s Certificate stating all financing statements and amendments or supplements thereto, continuation statements required to be filed or recorded in order to perfect and protect the lien of the Collateral, to the extent such lien on the Collateral may be perfected by the filing of such financing statement, amendment, supplement or continuation statement, have been filed or recorded in each office necessary for such purpose. The Notes Collateral Agent shall have no duty to determine whether any Grantor changes its name or changes its state of incorporation, formation or organization, or takes or omits to take any action which would adversely affect or impair in any material respect the Liens in favor of the Notes Collateral Agent with respect to the Collateral, and shall have no obligation under any provision of the UCC with respect thereto.

4.1.5 Other Financing Statements. Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection herewith except in compliance with the Notes Documents, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

4.2. Receivables.

4.2.1 Delivery of Invoices. Each Grantor will deliver to the Notes Collateral Agent immediately upon its request after the occurrence and during the continuance of an Event of Default duplicate invoices with respect to each Account owned by such Grantor bearing such language of assignment as the Notes Collateral Agent shall specify.

4.2.2 [Intentionally Omitted].

4.3. Maintenance of Goods. Each Grantor will do all things necessary to maintain, preserve, protect and keep the Inventory and the Equipment owned by such Grantor in good repair, working order and saleable condition (ordinary wear and tear excepted) and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, except in each case where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

4.4. Instruments, Securities, Chattel Paper, Documents and Pledged Deposits. Subject to the Intercreditor Agreement, each Grantor will (i) deliver to the Notes Collateral Agent (or prior to the Discharge of the Credit Agreement Obligations, the Bank Agent) immediately upon execution of this Security Agreement (or such later date as may be agreed by the Notes Collateral Agent) the originals of all Chattel Paper with a face value exceeding $10,000,000, Instruments with a face value exceeding $10,000,000 and stock certificates and related stock powers in respect of Equity Interests in Pledge Subsidiaries (to the extent certificated), in each case constituting Collateral (if any then exist), (ii) hold in trust for the Notes Collateral Agent upon receipt and, concurrently with the delivery of each compliance certificate provided to the Notes Collateral Agent pursuant to 4.07 of the Indenture, deliver to the Notes Collateral Agent (or prior to the Discharge of the Credit Agreement Obligations, the Bank Agent), any Chattel Paper with a face value exceeding $10,000,000, Instruments with a face value exceeding $10,000,000 and stock certificates and related stock powers in respect of Equity Interests in Pledge Subsidiaries (to the extent certificated), in each case constituting Collateral, (iii) upon the designation of any Pledged Deposits (as set forth in the definition thereof), deliver to the Notes Collateral Agent (or prior to the Discharge of the Credit Agreement Obligations, the Bank Agent), concurrently with the delivery of each compliance certificate provided to the Notes Collateral Agent pursuant to Section 4.07 of the Indenture, such Pledged Deposits with a value exceeding $10,000,000 which are evidenced by certificates included in the Collateral endorsed in blank, marked with such legends and assigned as the Notes Collateral Agent shall specify, (iv) upon the Notes Collateral Agent’s request, after the occurrence and during the continuance of an Event of Default, deliver to the Notes Collateral Agent (or prior to the Discharge of the Credit Agreement Obligations, the Bank Agent) (and thereafter hold in trust for the Notes Collateral Agent upon receipt and immediately deliver to the Notes Collateral Agent) any Document evidencing or constituting Collateral, and (v) if requested to be delivered by the Bank Agent in regards to the Senior Credit Facilities (or after the Discharge of the Credit Agreement Obligations, with regards to the Notes Documents, the Notes Collateral Agent), deliver to the Notes Collateral Agent a duly executed amendment to this Security Agreement, in the form of Appendix “A” hereto (the “Amendment”), pursuant to which such Grantor will pledge such additional Collateral. Such Grantor hereby authorizes the Notes Collateral Agent to attach each Amendment to this Security Agreement and agrees that all additional Collateral owned by it set forth in such Amendments shall be considered to be part of the Collateral. Notwithstanding anything to the contrary herein, it is understood and agreed that any share mortgage in respect of Microchip Technology Malta Limited (the “Irish Pledge”) will be delivered as soon as commercially reasonable thereafter, but in no event later than 90 days after the Security Agreement Effective Date or such longer period so long as the applicable Grantor is using commercially reasonable efforts to provide such Irish Pledge.

4.5. Uncertificated Securities and Certain Other Investment Property. Each Grantor will permit the Notes Collateral Agent from time to time to cause the appropriate Pledge Subsidiaries of such Grantor that are issuers of uncertificated securities which are Collateral owned by such Grantor to mark their books and records with the numbers and face amounts of all such uncertificated securities and all rollovers and replacements therefor to reflect the Lien of the Notes Collateral Agent granted pursuant to this Security Agreement.

4.6. Stock and Other Ownership Interests.

4.6.1 Changes in Capital Structure of Issuers. None of the Grantors will (i) permit or suffer any Subsidiary to dissolve, liquidate, retire any of its capital stock or other Instruments or Securities evidencing ownership, reduce its capital or merge or consolidate with any other entity, or (ii) vote any of the Instruments, Securities or other Investment Property in favor of any of the foregoing, in each case to the extent such actions are prohibited by the Indenture.

4.6.2 Registration of Pledged Securities and other Investment Property. Each Grantor will permit any registrable Collateral owned by such Grantor to be registered in the name of the Notes Collateral Agent or its nominee at any time following the occurrence and during the continuance of an Event of Default and without any further consent of such Grantor.

4.6.3 Exercise of Rights in Pledged Securities and other Investment Property. Each Grantor will permit the Notes Collateral Agent or its nominee at any time during the continuance of an Event of Default, without notice, to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Collateral owned by such Grantor or any part thereof, and to receive all dividends and interest in respect of such Collateral.

4.7. [Intentionally Omitted].

4.8. [Intentionally Omitted].

4.9. [Intentionally Omitted].

4.10. No Interference. Each Grantor agrees that it will not interfere with any right, power and remedy of the Notes Collateral Agent provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Notes Collateral Agent of any one or more of such rights, powers or remedies, in each case to the extent exercised in accordance with the Notes Documents and applicable law.

4.11. [Intentionally Omitted].

4.12. Intellectual Property.

4.12.1 If, after the date hereof, any Grantor registers, is issued, applies for, or otherwise acquires ownership of any U.S. Patent, Trademark or Copyright in addition to the owned U.S. Patents, Trademarks and Copyrights described in Part C of Schedule “B” to the Collateral Disclosure Letter, which are all of such Grantor’s U.S. trademark registrations and trademark applications, U.S. patents and patents applications, and U.S. copyright registrations and applications as of the Security Agreement Effective Date, or if any Grantor files a statement of use or an amendment to allege use with respect to any intent-to-use trademark application, then such Grantor shall give the Notes Collateral Agent notice thereof, as part of each compliance certificate provided pursuant to Section 4.07 of the Indenture. Each Grantor agrees, if requested to be delivered by the Bank Agent in regards to the Senior Credit Facilities, to promptly execute and deliver to the Notes Collateral Agent any supplement to this Security Agreement or any other document reasonably requested by the Bank Agent in respect of the Senior Credit Facilities, substantially the same document in respect of the Notes Obligations, to evidence such security interest in a form appropriate for recording in the applicable federal office. Each Grantor also hereby authorizes the Notes Collateral Agent to modify this Security Agreement unilaterally (i) by amending Part C of Schedule “B” to the Collateral Disclosure Letter to include any of the foregoing U.S. Patents, Trademarks and/or Copyrights of which the Notes Collateral Agent receives notification from such Grantor pursuant hereto and (ii) by recording, in addition to and not in substitution for this Security Agreement, a duplicate original of this Security Agreement containing in Part C of Schedule “B” to the Collateral Disclosure Letter a description of such owned U.S. Patents, Trademarks and/or Copyrights.

4.12.2 As of the Security Agreement Effective Date, no Grantor has any interest in, or title to, any owned U.S. trademark registrations, or trademark applications, U.S. patents or patents applications, or U.S. copyright registrations or copyright applications, except as set forth in Part C of Schedule “B” to the Collateral Disclosure Letter. This Agreement is effective to create a valid and continuing Lien on such owned U.S. Copyrights, Patents and Trademarks and, upon filing of the Grant of Security Interest in Copyrights, a form of which is attached hereto as Exhibit A, with the United States Copyright Office and filing of the Grant of Security Interest in Patents, a form of which is attached hereto as Exhibit B and the Grant of Security Interest in Trademarks, a form of which is attached hereto as Exhibit C, with the United States Patent and Trademark Office, and filing the appropriate financing statements in the jurisdictions listed in Schedule “E” to the Collateral Disclosure Letter, all action necessary or desirable to protect and perfect the security interest in, to and on each Grantor’s owned U.S. trademark registrations and trademark applications, U.S. patents and patent applications, and U.S. copyright registrations and copyright applications has been taken and such perfected security interest is enforceable as such as against any and all creditors of and purchasers from any Grantor. As of the Security Agreement Effective Date, no Grantor has any interest in any owned U.S. copyright registration or application that is necessary in connection with the operation of such Grantor’s business, except for those owned U.S. copyright registrations and applications identified in Part C of Schedule “B”

to the Collateral Disclosure Letter.

4.13. Commercial Tort Claims. If, after the date hereof, any Grantor identifies the existence of a Commercial Tort Claim (with a value reasonably believed by such Grantor to be in excess of $10,000,000) belonging to such Grantor that has arisen in the course of such Grantor’s business in addition to the Commercial Tort Claims described in Schedule “F” to the Collateral Disclosure Letter, which are all of such Grantor’s Commercial Tort Claims (with a value reasonably believed by such Grantor to be in excess of $10,000,000) as of the Security Agreement Effective Date, then such Grantor shall give the Notes Collateral Agent notice thereof as part of the compliance certificate of the Issuer delivered pursuant to Section 4.07 of the Indenture. Each Grantor agrees, if requested to be delivered by the Bank Agent in regards to the Senior Credit Facilities, to promptly execute and deliver to the Notes Collateral Agent any supplement to this Security Agreement or any other document reasonably requested by the Notes Collateral Agent to evidence the grant of a security interest therein in favor of the Notes Collateral Agent.

4.14. Updating of Collateral Disclosure Letter. The Issuer will provide to the Notes Collateral Agent, concurrently with the delivery of the compliance certificate of the Issuer delivered pursuant to Section 4.07 of the Indenture in respect of each fiscal year of the Issuer, updated versions of the Collateral Disclosure Letter (provided that if there have been no changes to any Schedules to the Collateral Disclosure Letter since the previous provision or updating thereof required hereby, the Issuer shall indicate that there has been “no change” to the applicable Schedule(s)).

4.15. Limitation on Perfection Actions. Notwithstanding anything to the contrary in the Indenture, this Security Agreement, or any other Note Document, neither the Issuer nor any other Grantor will be required to (i) obtain or deliver any landlord waivers, estoppels, collateral access agreements or any similar documents or instruments, (ii) enter into any control agreements or other control arrangements, (iii) take any actions with respect to any fixtures, (iv) except for the Irish Pledge, take any action in any non-U.S. jurisdiction or any action required by the laws of any non-U.S. jurisdiction in order to create any security interests in Collateral located in or titled outside of the United States or otherwise subject to the jurisdiction of the laws of any non-U.S. jurisdiction (including any equity interests of any Foreign Subsidiary and foreign intellectual property), (v) except for the Irish Pledge, take any action with respect to any property (whether now owned or hereafter acquired) located outside the United States or take any action to perfect any security interests or enter into any security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction, (vi) take any actions to perfect a security interest in respect of Letter of Credit Rights to the extent not perfected by the filing of a Form UCC-1 financing statement, (vii) take actions to perfect a security interest in any Collateral if the cost, burden, difficulty or consequence of granting or perfecting a security interest therein outweighs the benefit of the security afforded thereby, as reasonably determined by the Issuer and the Bank Agent (or, after the Discharge of the Credit Agreement Obligations, the Notes Collateral Agent), (viii) take any action under the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 3727 et seq. and 41 U.S.C. Section 15 et seq.) or (ix) take any actions to perfect a security interest in a motor vehicle other than the filing of a Form UCC-1 financing statement.

ARTICLE V

DEFAULT

5.1. The occurrence of an Event of Default under and as defined in the Indenture shall constitute an Event of Default under this Security Agreement.

5.2. Remedies.

5.2.1 Upon the occurrence and during the continuance of an Event of Default, the Notes Collateral Agent may, and at the direction of the Holders pursuant to Section 8.21(b) shall, exercise any or all of the following rights and remedies:

(a)

Those rights and remedies provided in this Security Agreement or any other Notes Document, provided that this clause (a) shall not be understood to limit any rights or remedies available to the Notes Collateral Agent and the Secured Parties prior to an Event of Default.

(b)

Those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement.

(c)	[Intentionally Omitted].

(d)

Without notice, demand or advertisement of any kind (in each case except as specifically provided in Section 8.1 hereof or elsewhere herein or in any other Notes Document) to any Grantor or any other Person enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Notes Collateral Agent may deem commercially reasonable.

(e)

Concurrently with written notice to the applicable Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Notes Collateral Agent was the outright owner thereof.

5.2.2 The Notes Collateral Agent, on behalf of the Secured Parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral, and such compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

5.2.3 The Notes Collateral Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Notes Collateral Agent and the other Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantor hereby expressly releases to the extent permitted by applicable law.

5.2.4 Until the Notes Collateral Agent is able to effect a sale, lease, or other disposition of Collateral, the Notes Collateral Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Notes Collateral Agent. The Notes Collateral Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Notes Collateral Agent’s remedies (for the benefit of the Notes Collateral Agent and other Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.

5.2.5 Notwithstanding the foregoing, neither the Notes Collateral Agent nor any other Secured Party shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Notes Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Notes Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

5.2.6 Each Grantor recognizes that the Notes Collateral Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with Section 5.2.1 above. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Notes Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the applicable Grantor and the issuer would agree to do so.

5.3. Grantors’ Notes Obligations Upon Default. Upon the request of the Notes Collateral Agent (at the direction of the requisite Holders pursuant to Section 8.21(b)) after the occurrence and during the continuance of an Event of Default, each Grantor will:

5.3.1 Assembly of Collateral. Assemble and make available to the Notes Collateral Agent the Collateral and all books and records relating thereto at any place or places specified by the Notes Collateral Agent.

5.3.2 Secured Party Access. Permit the Notes Collateral Agent, by the Notes Collateral Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral, or the books and records relating thereto, or both, to remove all or any part of the Collateral, or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantor for such use and occupancy.

5.3.3 Prepare and file, or use commercially reasonable efforts to cause an issuer of Pledged Collateral to prepare and file, with the Securities and Exchange Commission or any other applicable government agency, registration statements, a prospectus and such other documentation in connection with the Pledged Collateral as the Notes Collateral Agent may request, all in form and substance reasonably satisfactory to the Notes Collateral Agent, and furnish to the Notes Collateral Agent, or use commercially reasonable efforts to cause an issuer of Pledged Collateral to furnish to the Notes Collateral Agent, any information regarding the Pledged Collateral in such detail as the Notes Collateral Agent may specify.

5.3.4 Take, or cause an issuer of Pledged Collateral to take, any and all actions necessary to register or qualify the Pledged Collateral to enable the Notes Collateral Agent to consummate a public sale or other disposition of the Pledged Collateral.

5.4. License. The Notes Collateral Agent is hereby granted (to the extent grantable without such Grantor breaching or violating any agreement) a non-exclusive license or other right to use (subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks and in the case of trade secrets, to an obligation of the Notes Collateral Agent to take reasonable steps under the circumstances to keep the trade secrets confidential to avoid the risk of invalidation of such trade secrets), following the occurrence and during the continuance of an Event of Default, without charge, each Grantor’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, customer lists and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral, and, following the occurrence and during the continuance of an Event of Default, such Grantor’s rights under all licenses and all franchise agreements shall inure to the Notes Collateral Agent’s benefit. In addition, each Grantor hereby irrevocably agrees that the Notes Collateral Agent may, following the occurrence and during the continuance of an Event of Default, sell any of such Grantor’s Inventory directly to any person, including without limitation persons who have previously purchased such Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of the Notes Collateral Agent’s rights under this Security Agreement, may sell Inventory which bears any trademark owned by or licensed to such Grantor and any Inventory that is covered by any copyright owned by or licensed to such Grantor and the Notes Collateral Agent may (but shall have no obligation to) finish any work in process and affix any trademark owned by or licensed to such Grantor and sell such Inventory as provided herein. The license granted under this Section 5.4 shall continue in effect until payment in full of all of the Notes Obligations (other than obligations expressly stated to survive such payment) and termination of this Security Agreement in accordance with its terms, at which time this license shall immediately terminate.

ARTICLE VI

WAIVERS, AMENDMENTS AND REMEDIES

No delay or omission of the Notes Collateral Agent or any Secured Party to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Notes Collateral Agent (and in compliance with the Intercreditor Agreement and the Note Documents) and each Grantor, and then only to the extent in such writing specifically set forth, provided that the addition of any Subsidiary as a Grantor hereunder by execution of a Security Agreement Supplement in the form of Annex I (with such modifications as shall be acceptable to the Notes Collateral Agent) and any supplements to the Collateral Disclosure Letter shall not require receipt of any consent from or execution of any documentation by any other Grantor party hereto (or the Notes Collateral Agent in the case of supplements to the Collateral Disclosure Letter). All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Notes Collateral Agent and the Secured Parties until the Notes Obligations (other than obligations expressly stated to survive such payment) have been paid in full.

ARTICLE VII

APPLICATION OF PROCEEDS

7.1. Application of Proceeds. The proceeds of the Collateral shall be applied by the Notes Collateral Agent to payment of the Notes Obligations as provided under Section 6.13 of the Indenture, subject to the Intercreditor Agreement.

ARTICLE VIII

GENERAL PROVISIONS

8.1. Notice of Disposition of Collateral; Condition of Collateral. Each Grantor hereby waives, to the fullest extent permitted by applicable law, notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Issuer, addressed as set forth in Article IX, at least ten (10) days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Notes Collateral Agent or any other Secured Party arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Notes Collateral Agent or such other Secured Party as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Notes Collateral Agent or any other Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

8.2. Limitation on Notes Collateral Agent’s and other Secured Parties’ Duty with Respect to the Collateral. The Notes Collateral Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Notes Collateral Agent and each other Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Notes Collateral Agent nor any other Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Notes Collateral Agent or such other Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Notes Collateral Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Notes Collateral Agent (i) to fail to incur to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) if not otherwise required by applicable law or contractual restriction, to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against account debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against account debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Notes Collateral Agent against risks of loss, collection or disposition of Collateral or to provide to the Notes Collateral Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Notes Collateral Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by the Notes Collateral Agent would be commercially reasonable in the Notes Collateral Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Notes Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2. Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to any Grantor or to impose any duties on the Notes Collateral Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8.2.

8.3. Compromises and Collection of Collateral. Each Grantor and the Notes Collateral Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that the Notes Collateral Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Notes Collateral Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Notes Collateral Agent shall be commercially reasonable so long as the Notes Collateral Agent acts in good faith based on information known to it at the time it takes any such action.

8.4. Secured Party Performance of Grantor’s Notes Obligations. Without having any obligation to do so, the Notes Collateral Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement and such Grantor shall reimburse the Notes Collateral Agent for any reasonable amounts paid by the Notes Collateral Agent pursuant to this Section 8.4. Each Grantor’s obligation to reimburse the Notes Collateral Agent pursuant to the preceding sentence shall be an Obligation payable on demand.

8.5. Authorization for Secured Party to Take Certain Action. Each Grantor, to the extent any such Grantor fails to comply with its covenants in Section 4.1.4 irrevocably authorizes the Notes Collateral Agent at any time and from time to time in the sole discretion of the Notes Collateral Agent and appoints the Notes Collateral Agent as its attorney in fact (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Notes Collateral Agent’s sole discretion to perfect and to maintain the perfection and priority of the Notes Collateral Agent’s security interest in the Collateral, (ii) to indorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Notes Collateral Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Notes Collateral Agent’s security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Collateral owned by such Grantor and which are Securities or with financial intermediaries holding other Investment Property as may be necessary or advisable to give the Notes Collateral Agent Control over such Securities or other Investment Property, (v) subject to the terms of Section 4.1.2 hereof, to enforce payment of the Instruments, Accounts and Receivables in the name of the Notes Collateral Agent or such Grantor, (vi) to apply the proceeds of any Collateral received by the Notes Collateral Agent to the Notes Obligations as provided in Article VII and (vii) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder or under any other Notes Document), and each Grantor agrees to reimburse the Notes Collateral Agent on demand for any reasonable payment made or any reasonable expense incurred by the Notes Collateral Agent in connection therewith, provided that this authorization shall not relieve any Grantor of any of its Notes Obligations under this Security Agreement or under the Indenture; provided further that the Notes Collateral Agent may exercise the authorizations in the foregoing clause (ii) and clauses (iv) through (vii) only during the existence of an Event of Default.

8.6. [Intentionally Omitted].

8.7. Use and Possession of Certain Premises. Subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, the Notes Collateral Agent shall be entitled to occupy and use any premises owned or leased by the Guarantors where any of the Collateral or any records relating to the Collateral are located until the Notes Obligations are paid in full or the Collateral is removed therefrom, whichever first occurs, without any obligation to pay any Grantor for such use and occupancy.

8.8. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the

Notes Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Notes Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Notes Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

8.9. Benefit of Agreement; No Third Party Beneficiaries, etc. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Notes Collateral Agent and the Secured Parties and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that the Grantors shall not have the right to assign their rights or delegate their obligations under this Security Agreement or any interest herein except as may be permitted under the Notes Collateral Documents. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Notes Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Notes Collateral Agent, for the benefit of the Notes Collateral Agent and the other Secured Parties, hereunder. No provision of this Security Agreement will inure to the benefit of any other creditor of any Grantor or any bankruptcy trustee, debtor-in-possession, creditor trust or other representative of an estate, including where any such trustee, debtor-in-possession, creditor trust or other representative of an estate is the beneficiary of a Lien securing Collateral by virtue of the avoidance of such Lien in an insolvency, bankruptcy, reorganization or liquidation proceeding.

8.10. Survival of Representations. All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

8.11. Expenses. Without duplication of any amounts so paid pursuant to the Indenture, the Grantors shall reimburse the Notes Collateral Agent for any and all reasonable out-of-pocket expenses paid or incurred by the Notes Collateral Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.

8.12. Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

8.13. Termination. This Security Agreement shall continue in effect until such time as the Liens granted under this Security Agreement shall be released in accordance with Section 11.08 of the Indenture.

8.14. Entire Agreement. This Security Agreement, together with the Notes Documents, embody the entire agreement and understanding between the Grantors and the Notes Collateral Agent relating to the Collateral and supersedes all prior agreements and understandings among the Grantors and the Notes Collateral Agent relating to the Collateral.

8.15. Governing Law; Jurisdiction; Waiver of Jury Trial.

8.15.1 Governing Law.

THIS SECURITY AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.15.2 Waiver of Jury Trial.

EACH OF THE ISSUER, THE GRANTORS AND THE NOTES COLLATERAL AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, THE SECURITY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

8.16. Indemnity. Each Grantor hereby agrees, jointly with the other Grantors and severally, to indemnify the Notes Collateral Agent and the Secured Parties, and their respective successors, assigns, agents and employees (each, and “Indemnitee”), from and against any and all liabilities, damages, penalties, suits and reasonable and documented out-of-pocket costs and expenses (including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee) of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the Notes Collateral Agent or any Secured Party is a party thereto) imposed on, incurred by or asserted against the Notes Collateral Agent or the Secured Parties, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Notes Collateral Agent or the Secured Parties or any Grantor, and any claim for patent, trademark or copyright infringement); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. This Section 8.16 shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim.

8.17. Subordination of Intercompany Indebtedness. Each Grantor agrees that any and all claims of such Grantor against any other Grantor (each an “Obligor”) with respect to any “Intercompany Indebtedness” (as hereinafter defined), or against any of its properties, shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Notes Obligations (other than obligations expressly stated to survive such payment), provided that, and not in contravention of the foregoing, so long as no Event of Default has occurred and is continuing, such Grantor may make loans to and receive payments with respect to such Intercompany Indebtedness from each such Obligor to the extent not prohibited by the terms of this Security Agreement and the other Notes Documents. Notwithstanding any right of any Grantor to ask, demand, sue for, take or receive any payment from any Obligor, all rights, liens and security interests of such Grantor, whether now or hereafter arising and howsoever existing, in any assets of any other Obligor shall be and are subordinated to the rights of the Secured Parties and the Notes Collateral Agent in those assets until the payment in full in cash, of all Notes Obligations (other than obligations expressly stated to survive such payment or termination), provided that, and not in contravention of the foregoing, so long as no Event of Default has occurred and is continuing, such Grantor may ask, demand, take or receive any payment or take such other actions to the extent not prohibited by the terms of this Security Agreement and the other Notes Documents. If an Event of Default exists, no Grantor shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until this Security Agreement has terminated in accordance with Section 8.13. If all or any part of the assets of any Obligor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Obligor is dissolved or if substantially all of the assets of any such Obligor are sold, then, and in any such event (such events being herein referred to as an “Insolvency Event”), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Obligor to any Grantor (“Intercompany Indebtedness”) shall, if an Event of Default has occurred and is continuing, be paid or delivered directly to the Notes Collateral Agent for application on any of the Notes Obligations, due or to become due, until such Notes Obligations (other than contingent indemnity obligations) shall have first been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by the applicable Grantor upon or with respect to the Intercompany Indebtedness after any Insolvency Event and prior to the termination of this Security Agreement in accordance with Section 8.13, such Grantor shall receive and hold the same in trust, as trustee, for the benefit of the Secured Parties and shall, if an Event of Default has occurred and is continuing, forthwith deliver the same to the Notes Collateral Agent, for the benefit of the Secured Parties (or prior to the Discharge of the Credit Agreement Obligations, the Bank Agent), in precisely the form received (except for the endorsement or assignment of the Grantor where necessary), for application to any of the Notes Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Grantor as the property of the Secured Parties. If any such Grantor fails to make any such endorsement or assignment to the Notes Collateral Agent, the Notes Collateral Agent or any of its officers or employees is irrevocably authorized to make the same. Each Grantor agrees that until the termination of this Security Agreement in accordance with Section 8.13, except by operation of law pursuant to a merger permitted by the Indenture no Grantor will assign or transfer to any Person (other than the Notes Collateral Agent or the Issuer or another Grantor) any claim any such Grantor has or may have against any Obligor.

8.18. Severability. Any provision in this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

8.19. Counterparts. This Security Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Security Agreement by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Security Agreement. This Security Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provision of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

8.20. California Waivers. To the extent California law applies, in addition to and not in lieu of any other provisions of this Security Agreement, each Grantor represents, warrants, covenants and agrees as follows:

8.20.1 The obligations of such Grantor under this Security Agreement shall be performed without demand by any Secured Party and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of any of the Notes Documents, and without regard to any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Each Grantor hereby waives to the extent permitted by law any and all benefits and defenses under California Civil Code Section 2810 and agrees that by doing so such Grantor shall be liable even if the Issuer or the relevant Subsidiary had no liability at the time of execution of the applicable Notes Documents or thereafter ceases to be liable. Each Grantor hereby waives to the extent permitted by law any and all benefits and defenses under California Civil Code Section 2809 and agrees that by doing so such Grantor’s liability may be larger in amount and more burdensome than that of the Issuer and/or the relevant Subsidiary. Each Grantor hereby waives to the extent permitted by law the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Security Agreement and agrees that such Grantor’s obligations shall not be affected by any circumstances, whether or not referred to in this Security Agreement which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Each Grantor hereby waives to the extent permitted by law the benefits of any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder.

8.20.2 In accordance with Section 2856 of the California Civil Code, each Grantor hereby waives to the extent permitted by law all rights and defenses arising out of an election of remedies by any Secured Party even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Notes Obligations, has destroyed or otherwise impaired such Grantor’s rights of subrogation and reimbursement against the principal. Each Grantor hereby authorizes and empowers the Secured Parties to exercise, in their sole and absolute discretion, any right or remedy, or any combination thereof, which may then be available, since it is the intent and purpose of such Grantor that its obligations under this Security Agreement shall be absolute, independent and unconditional under any and all circumstances. Specifically, and without in any way limiting the foregoing, each Grantor hereby waives to the extent permitted by law any rights of subrogation, indemnification, contribution or reimbursement arising under Sections 2846, 2847, 2848 and 2849 of the California Civil Code or any other right of recourse to or with respect to the Issuer or any Subsidiary, any constituent of the Issuer or any Subsidiary, any other Person, or the assets or property of any of the foregoing or to any collateral for the Notes Obligations until all of the Notes Obligations (other than obligations expressly stated to survive such payment) have been paid and satisfied in full in cash. In connection with the foregoing, each Grantor expressly waives to the extent permitted by law any and all rights of subrogation against the Issuer or any Subsidiary, and each Grantor hereby waives to the extent permitted by law any rights to enforce any remedy which any Secured Party may have against the Issuer or any Subsidiary and any right to participate in any collateral for the Notes Obligations.

8.20.3 Without limiting the generality of the foregoing, each Grantor hereby waives, to the fullest extent permitted by law, diligence in collecting the Notes Obligations, presentment, demand for payment, protest, all notices with respect to this Security Agreement, or any other Notes Document which may be required by statute, rule of law or otherwise to preserve the Secured Parties’ rights against such Grantor under this Security Agreement, including, but not limited to, notice of acceptance, notice of any amendment of the Notes Documents, notice of the occurrence of any Event of Default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, and notice of the incurring by the Issuer or any Subsidiary of any obligation or Indebtedness.

8.20.4 Without limiting the foregoing, each Grantor waives to the extent permitted by law all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to such Grantor by reason of California Civil Code Sections 2787 to 2855, inclusive, including any and all rights or defenses such Grantor may have by reason of protection afforded to the Issuer or any Subsidiary with respect to any of the obligations of such Grantor under this Security Agreement by reason of a nonjudicial foreclosure or pursuant to the antideficiency or other laws of the State of California limiting or discharging the Notes Obligations. Without limiting the generality of the foregoing, each Grantor hereby expressly waives to the extent permitted by law any and all benefits under California Code of Civil Procedure Sections 580b(b) (which Section, if such Grantor had not given this waiver, would otherwise limit the Secured Parties’ right to recover a deficiency judgment with respect to purchase money obligations).

8.20.5 Likewise, each Grantor waives to the extent permitted by law (i) any and all rights and defenses available to such Grantor under California Civil Code Sections 2899 and 3433 and (ii) any rights or defenses such Grantor may have with respect to its obligations as a guarantor by reason of any election of remedies by any Secured Party.

8.21. Intercreditor Agreement. (a) Notwithstanding anything to the contrary contained in this Security Agreement, the Liens, security interests and rights granted pursuant to this Security Agreement or any other Notes Document shall be as set forth in, and subject to the terms and conditions of (and the exercise of any right or remedy by the Notes Collateral Agent hereunder or thereunder shall be subject to the terms and conditions of), the Intercreditor Agreement. In the event of any conflict between this Security Agreement or any other Notes Document and the Intercreditor Agreement, the Intercreditor Agreement shall control, and no right, power, or remedy granted to the Notes Collateral Agent hereunder or under any other Notes Document shall be exercised by the Notes Collateral Agent, and no direction shall be given by the Notes Collateral Agent in contravention of the Intercreditor Agreement.

(b)

Notwithstanding anything herein to the contrary, the Notes Collateral Agent shall exercise rights and remedies under this Security Agreement and the Intercreditor Agreement at the direction of the Holders of the Notes in accordance with the terms of the Indenture.

ARTICLE IX

NOTICES

9.1. Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent (and deemed received) in the manner and to the addresses set forth in Section 13.01 of the Indenture. Any notice delivered to the Issuer shall be deemed to have been delivered to all of the Grantors.

9.2. Change in Address for Notices. Each of the Grantors and the Notes Collateral Agent may change the address for service of notice upon it by a notice in writing to the other parties in accordance with Section 13.01 of the Indenture.

ARTICLE X

THE NOTES COLLATERAL AGENT

Wells Fargo Bank, National Association has been appointed Notes Collateral Agent for the Secured Parties hereunder pursuant to Article XI of the Indenture. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Notes Collateral Agent hereunder is subject to the terms of the delegation of authority made by the Secured Parties to the Notes Collateral Agent pursuant to the Indenture, and that the Notes Collateral Agent has agreed to act (and any successor Notes Collateral Agent shall act) as such hereunder only on the express conditions contained in such Article XI and Article VII, as applicable. Appointment of a successor Notes Collateral Agent pursuant to the Note Documents shall also constitute appointment of a successor Notes Collateral Agent under this Security Agreement. Any successor Notes Collateral Agent appointed pursuant to Article XI and Article VII, as applicable, of the Indenture shall be entitled to all the rights, interests and benefits of the Notes Collateral Agent hereunder.

The Notes Collateral Agent shall be entitled to all rights, privileges, immunities and protections set forth in the Indenture with respect to any matter arising under this Security Agreement as though fully set forth herein. The Notes Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of the Collateral) in accordance with the terms of the Note Documents. Neither the Notes Collateral Agent nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so. The powers conferred on the Notes Collateral Agent hereunder are solely to protect the Notes Collateral Agent’s interests in the Collateral and shall not impose any duty upon the Notes Collateral Agent to exercise any such powers. The Notes Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. The Notes Collateral Agent shall have no duty or liability as to the taking of any necessary steps to preserve or protect the Collateral or to preserve rights against prior parties.

Any documents related to any termination, satisfaction, subordination or release of the security interest in the Collateral shall be prepared by the Issuer, in each case without any recourse to, or representation or warranty by, either the Trustee or the Notes Collateral Agent, and the Issuer shall record or file any such instrument of termination, satisfaction, subordination or release. Neither the Trustee nor the Notes Collateral Agent shall be liable for any such instrument of termination, satisfaction, subordination or release undertaken in good faith in reliance upon any Company request and delivery of an Officer’s Certificate and an Opinion of Counsel pursuant to Section 13.02 of the Indenture. Notwithstanding any term in any Note Document to the contrary, the Collateral Agent shall not be under any obligation to execute and deliver any such instrument of release, satisfaction, subordination or termination, and shall be under no obligation to prepare or to record or file any such instrument of termination, satisfaction, subordination or release, in each case unless and until it receives such Issuer request, Officer’s Certificate and Opinion of Counsel. Promptly following the release of any Collateral pursuant to this Indenture, the Issuer and the Grantors, at their expense, shall prepare and deliver to the Notes Collateral Agent for execution, appropriate instruments causing the lien and security interests related to the Collateral to be released and shall promptly file and record such instruments where required to reflect such release.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Grantors and the Notes Collateral Agent have executed this Security Agreement as of the date first above written.

MICROCHIP TECHNOLOGY INCORPORATED,
as a Grantor

By:	/s/ J. Eric Bjornholt
Name: J. Eric Bjornholt
Title: Senior Vice President and Chief Financial Officer

MICROCHIP TECHNOLOGY LLC,
as a Grantor

By: Microchip Technology Incorporated, its sole member

By:	/s/ J. Eric Bjornholt
Name: J. Eric Bjornholt
Title: Senior Vice President and Chief Financial Officer

SILICON STORAGE TECHNOLOGY, INC.,
as a Grantor

By:	/s/ J. Eric Bjornholt
Name: J. Eric Bjornholt
Title: Chief Financial Officer

SILICON STORAGE TECHNOLOGY LLC,
as a Grantor

By: Silicon Storage Technology, Inc., its sole member

By:	/s/ J. Eric Bjornholt
Name: J. Eric Bjornholt
Title: Chief Financial Officer

Signature Page to Pledge and Security Agreement

MICROCHIP HOLDING CORPORATION, as a Grantor

By:	/s/ J. Eric Bjornholt
Name: J. Eric Bjornholt
Title: President

ATMEL CORPORATION, as a Grantor

By:	/s/ J. Eric Bjornholt
Name: J. Eric Bjornholt
Title: Vice President and Chief Financial Officer

ATMEL HOLDINGS, INC., as a Grantor

By:	/s/ J. Eric Bjornholt
Name: J. Eric Bjornholt
Title: Vice President and Chief Financial Officer

MICROSEMI CORPORATION, as a Grantor

By:	/s/ J. Eric Bjornholt
Name: J. Eric Bjornholt
Title: Chief Financial Officer

MICROSEMI STORAGE SOLUTIONS, INC., as a Grantor

By:	/s/ J. Eric Bjornholt
Name: J. Eric Bjornholt
Title: Chief Financial Officer

Signature Page to Pledge and Security Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Notes Collateral Agent

By:	/s/ Maddy Hughes
Name: Maddy Hughes
Title: Vice President

Signature Page to Pledge and Security Agreement

Appendix “A”

(See Section 4.4 of Security Agreement)

AMENDMENT

This Amendment, dated                     , 20     is delivered pursuant to Section 4.4 of the Security Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement. The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct. The undersigned further agrees that this Amendment may be attached to that certain Pledge and Security Agreement, dated May 29, 2020, between the undersigned, as the Grantors, and Wells Fargo Bank, National Association, as the Notes Collateral Agent, (the “Security Agreement”) and that the Collateral listed on Schedule I to this Amendment is a part of the Collateral referred to in said Security Agreement and secures all Notes Obligations referred to in said Security Agreement.

[GRANTORS]

By:
Name:
Title:

SCHEDULE I TO AMENDMENT

STOCKS

Name of Grantor	Issuer	Certificate Number(s) (or state whether “Uncertificated”)	Number of Shares	Class of Stock	Percentage of Outstanding Shares

BONDS

Name of Grantor	Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Name of Grantor	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY

(CERTIFICATED AND UNCERTIFICATED)

Name of Grantor	Issuer	Description of Collateral	Percentage Ownership Interest

[Add description of custody accounts or arrangements with securities intermediary, if applicable]

ANNEX I

to

PLEDGE AND SECURITY AGREEMENT

Reference is hereby made to the Pledge and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), dated as of May 29, 2020, made by each of MICROCHIP TECHNOLOGY INCORPORATED, a Delaware corporation (the “Issuer”), and the other Subsidiaries of the Issuer listed on the signature pages thereto (together with the Issuer, the “Initial Grantors”, and together with any additional Subsidiaries, including the undersigned, which become parties thereto by executing a Supplement in substantially the form hereof, the “Grantors”), in favor of the Notes Collateral Agent. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Agreement.

By its execution below, the undersigned, [NAME OF NEW GRANTOR], a [            ] [corporation/limited liability company/limited partnership] (the “New Grantor”) agrees to become, and does hereby become, a Grantor under the Agreement and agrees to be bound by the Agreement as if originally a party thereto. The New Grantor hereby collaterally assigns and pledges to the Notes Collateral Agent for the benefit of the Secured Parties, and grants to the Notes Collateral Agent for the benefit of the Secured Parties, a security interest in all of the New Grantor’s right, title and interest in and to the Collateral, whether now owned or hereafter acquired, to secure the prompt and complete payment and performance of the Notes Obligations. For the avoidance of doubt, the grant of a security interest herein shall not be deemed to be an assignment of intellectual property rights owned by the New Grantor.

By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in the Agreement are true and correct in all respects as of the date hereof. The New Grantor represents and warrants that the supplements to the Collateral Disclosure Letter attached hereto are true and correct in all respects and that such supplements set forth all information required to be scheduled under the Agreement with respect to the New Grantor. The New Grantor shall take all steps necessary and required under the Agreement, subject to the limitations set forth in the Indenture, to perfect, in favor of the Notes Collateral Agent, a first-priority security interest in and lien against the New Grantor’s Collateral.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the New Grantor has executed and delivered this Security Agreement Supplement as of this                  day of                     , 20    .

[NAME OF NEW GRANTOR]

By:
Title:

Exhibit A

THIS GRANT OF SECURITY INTEREST IN COPYRIGHT RIGHTS is subject to the terms and provisions of the Intercreditor Agreement, dated as of May 29, 2018 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as authorized representative for the Credit Agreement Secured Parties referred to therein and Wells Fargo Bank, National Association, as authorized representative for the Notes Secured Parties referred to therein, and each of the other Parties referred to therein.

GRANT OF SECURITY INTEREST IN

COPYRIGHT RIGHTS

This GRANT OF SECURITY INTEREST IN COPYRIGHT RIGHTS (the “Agreement”), dated as of May 29, 2020, made by MICROCHIP TECHNOLOGY INCORPORATED, a Delaware corporation, together with the party listed on the signature page hereof (each a “Grantor”, and collectively the “Grantors”), in favor of Wells Fargo Bank, National Association., a national banking association, with an address at 600 South Fourth Street, 6th Floor, Minneapolis, Minnesota 55415, Attn: Corporate Trust Services-Microchip Administrator, as Notes Collateral Agent (in such capacity, the “Notes Collateral Agent”) for the holders of the Notes issued under the Indenture, dated as of May 29, 2020, for the Grantor’s 2.670% Senior Secured Notes due 2023 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among Microchip Technology Incorporated, a Delaware corporation (“Issuer”), the subsidiary guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee and Notes Collateral Agent.

WHEREAS, pursuant to the Indenture, the Issuer and certain other Grantors (as defined in the Security Agreement) have executed and delivered a Pledge and Security Agreement, dated as of May 29, 2020, in favor of the Notes Collateral Agent (together with all amendments, restatements, supplements and modifications, if any, from time to time thereafter made thereto, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, each Grantor granted to the Notes Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title, and interest in and to the Collateral, including the Copyrights; and

WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, each Grantor agrees as follows:

1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Indenture and the Security Agreement.

2. Grant of Security Interest. Each Grantor hereby grants to the Notes Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in and continuing lien on all of the Grantor’s right, title and interest in and to all Copyrights (other than Excluded Assets) now owned or anytime hereafter acquired by the Grantor (including, without limitation, those items listed on Schedule A hereto) (collectively, the “Collateral”).

3. Purpose. This Agreement has been executed and delivered by each Grantor for the purpose of recording the grant of security interest herein with the United States Copyright Office. The security interest granted hereby has been granted to the Notes Collateral Agent, for the benefit of the Secured Parties in connection with the Security Agreement and is expressly subject to the terms and conditions thereof. The Security Agreement (and all rights and remedies of the Notes Collateral Agent thereunder) shall remain in full force and effect in accordance with its terms.

4. Acknowledgement. Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Notes Collateral Agent, for the benefit of the Secured Parties, with respect to the security interest in the Collateral granted hereby are more fully set forth in the Indenture and the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.

5. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

6. The Notes Collateral Agent. The Notes Collateral Agent shall be entitled to all rights, privileges, immunities and protections set forth in the Notes Documents with respect to any matter arising under this Agreement as though fully set forth herein.

[Remainder of page intentionally blank; signatures on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

MICROCHIP TECHNOLOGY INCORPORATED, as a Grantor

By:

Name: J. Eric Bjornholt
Title: Vice President and Chief Financial Officer

MICROSEMI CORPORATION, as a Grantor

By:

Name:
Title:

Wells Fargo Bank, National Association as Notes Collateral Agent

By:

Name:
Title:

THIS GRANT OF SECURITY INTEREST IN COPYRIGHT RIGHTS is subject to the terms and provisions of the Intercreditor Agreement, dated as of May, 29, 2018 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as authorized representative for the Credit Agreement Secured Parties referred to therein and Wells Fargo Bank, National Association, as authorized representative for the Notes Secured Parties referred to therein, and each of the other Parties referred to therein.

GRANT OF SECURITY INTEREST IN

COPYRIGHT RIGHTS

This GRANT OF SECURITY INTEREST IN COPYRIGHT RIGHTS (the “Agreement”), dated as of May 29, 2020, made by MICROCHIP TECHNOLOGY INCORPORATED, a Delaware corporation, together with the party listed on the signature page hereof (each a “Grantor”, and collectively the “Grantors”), in favor of Wells Fargo Bank, National Association., a national banking association, with an address at 600 South Fourth Street, 6th Floor, Minneapolis, Minnesota 55415, Attn: Corporate Trust Services-Microchip Administrator, as Notes Collateral Agent (in such capacity, the “Notes Collateral Agent”) for the holders of the Notes issued under the Indenture, dated as of May 29, 2020, for the Grantor’s 2.670% Senior Secured Notes due 2023 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among Microchip Technology Incorporated, a Delaware corporation (“Issuer”), the subsidiary guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee and Notes Collateral Agent.

WHEREAS, pursuant to the Indenture, the Issuer and certain other Grantors (as defined in the Security Agreement) have executed and delivered a Pledge and Security Agreement, dated as of May 29, 2020, in favor of the Notes Collateral Agent (together with all amendments, restatements, supplements and modifications, if any, from time to time thereafter made thereto, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, each Grantor granted to the Notes Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of the Grantor’s right, title, and interest in and to the Collateral, including the Copyrights; and

WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, each Grantor agrees as follows:

1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Indenture and the Security Agreement.

2. Grant of Security Interest. Each Grantor hereby grants to the Notes Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in and to all Copyrights (other than Excluded Assets) now owned or anytime hereafter acquired by such Grantor (including, without limitation, those items listed on Schedule A hereto) (collectively, the “Collateral”).

3. Purpose. This Agreement has been executed and delivered by each Grantor for the purpose of recording the grant of security interest herein with the United States Copyright Office. The security interest granted hereby has been granted to the Notes Collateral Agent, for the benefit of the Secured Parties, in connection with the Security Agreement and is expressly subject to the terms and conditions thereof. The Security Agreement (and all rights and remedies of the Notes Collateral Agent thereunder) shall remain in full force and effect in accordance with its terms.

4. Acknowledgement. Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Notes Collateral Agent, for the benefit of the Secured Parties, with respect to the security interest in the Collateral granted hereby are more fully set forth in the Indenture and the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.

5. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. This Security Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

6. The Notes Collateral Agent. The Notes Collateral Agent shall be entitled to all rights, privileges, immunities and protections set forth in the Notes Documents with respect to any matter arising under this Agreement as though fully set forth herein.

[Remainder of page intentionally blank; signatures on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

MICROCHIP TECHNOLOGY INCORPORATED, as a Grantor

By:

Name: J. Eric Bjornholt Title: Vice President and Chief Financial Officer

ATMEL CORPORATION, as a Grantor

By:

Name: J. Eric Bjornholt Title: Vice President and Chief Financial Officer

Wells Fargo Bank, National Association as Notes Collateral Agent

By:
Name:

Title:

THIS GRANT OF SECURITY INTEREST IN COPYRIGHT RIGHTS is subject to the terms and provisions of the Intercreditor Agreement, dated as of May 29, 2018 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as authorized representative for the Credit Agreement Secured Parties referred to therein and Wells Fargo Bank, National Association, as authorized representative for the Notes Secured Parties referred to therein, and each of the other Parties referred to therein.

GRANT OF SECURITY INTEREST IN

COPYRIGHT RIGHTS

This GRANT OF SECURITY INTEREST IN COPYRIGHT RIGHTS (the “Agreement”), dated as of May 29, 2020, made by MICROCHIP TECHNOLOGY INCORPORATED, a Delaware corporation (the “Grantor”), in favor of Wells Fargo Bank, National Association., a national banking association, with an address at 600 South Fourth Street, 6th Floor, Minneapolis, Minnesota 55415, Attn: Corporate Trust Services-Microchip Administrator, as Notes Collateral Agent (in such capacity, the “Notes Collateral Agent”) for the holders of the Notes issued under the Indenture, dated as of May 29, 2020, for the Grantor’s 2.670% Senior Secured Notes due 2023 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among Microchip Technology Incorporated, a Delaware corporation (“Issuer”), the subsidiary guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee and Notes Collateral Agent.

WHEREAS, pursuant to the Indenture, the Issuer and certain other Grantors (as defined in the Security Agreement) have executed and delivered a Pledge and Security Agreement, dated as of May 29, 2020, in favor of the Notes Collateral Agent (together with all amendments, restatements, supplements and modifications, if any, from time to time thereafter made thereto, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, the Grantor granted to the Notes Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title, and interest in and to the Collateral, including the Copyrights; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantor agrees as follows:

1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Indenture and the Security Agreement.

2. Grant of Security Interest. The Grantor hereby grants to the Notes Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in and to all Copyrights (other than Excluded Assets) now owned or anytime hereafter acquired by such Grantor (including, without limitation, those items listed on Schedule A hereto) (collectively, the “Collateral”).

3. Purpose. This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest herein with the United States Copyright Office. The security interest granted hereby has been granted to the Notes Collateral Agent, for the benefit of the Secured Parties, in connection with the Security Agreement and is expressly subject to the terms and conditions thereof. The Security Agreement (and all rights and remedies of the Notes Collateral Agent thereunder) shall remain in full force and effect in accordance with its terms.

4. Acknowledgement. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Notes Collateral Agent, for the benefit of the Secured Parties, with respect to the security interest in the Collateral granted hereby are more fully set forth in the Indenture and the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.

5. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. This Security Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

6. The Notes Collateral Agent. The Notes Collateral Agent shall be entitled to all rights, privileges, immunities and protections set forth in the Notes Documents with respect to any matter arising under this Agreement as though fully set forth herein.

[Remainder of page intentionally blank; signatures on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

MICROCHIP TECHNOLOGY INCORPORATED, as a Grantor

By:

Name: J. Eric Bjornholt Title: Vice President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION as Notes Collateral Agent

By:

Name: Title:

Exhibit B

THIS GRANT OF SECURITY INTEREST IN PATENT RIGHTS is subject to the terms and provisions of the Intercreditor Agreement, dated as of May 29, 2018 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as authorized representative for the Credit Agreement Secured Parties referred to therein and Wells Fargo Bank, National Association, as authorized representative for the Notes Secured Parties referred to therein, and each of the other Parties referred to therein.

GRANT OF SECURITY INTEREST IN

PATENT RIGHTS

This GRANT OF SECURITY INTEREST IN PATENT RIGHTS (the “Agreement”), dated as of May 29, 2020, made by MICROCHIP TECHNOLOGY INCORPORATED, a Delaware corporation, together with the parties listed on the signature pages hereof (each a “Grantor”, and collectively the “Grantors”), in favor of Wells Fargo Bank, National Association., a national banking association, with an address at 600 South Fourth Street, 6th Floor, Minneapolis, Minnesota 55415, Attn: Corporate Trust Services-Microchip Administrator, as Notes Collateral Agent (in such capacity, the “Notes Collateral Agent”) for the holders of the Notes issued under the Indenture, dated as of May 29, 2020, for the Grantor’s 2.670% Senior Secured Notes due 2023 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among Microchip Technology Incorporated, a Delaware corporation (“Issuer”), the subsidiary guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee and Notes Collateral Agent.

WHEREAS, pursuant to the Indenture, the Issuer and certain other Grantors (as defined in the Security Agreement) have executed and delivered a Pledge and Security Agreement, dated as of May 29, 2020, in favor of the Notes Collateral Agent (together with all amendments, restatements, supplements and modifications, if any, from time to time thereafter made thereto, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, each Grantor granted to the Notes Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title, and interest in and to the Collateral, including the Patents; and

WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, each Grantor agrees as follows:

1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Indenture and the Security Agreement.

2. Grant of Security Interest. Each Grantor hereby grants to the Notes Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in and to all Patents (other than Excluded Assets) now owned or anytime hereafter acquired by such Grantor (including, without limitation, those items listed on Schedule A hereto) (collectively, the “Collateral”).

3. Purpose. This Agreement has been executed and delivered by each Grantor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office. The security interest granted hereby has been granted to the Notes Collateral Agent, for the benefit of the Secured Parties, in connection with the Security Agreement and is expressly subject to the terms and conditions thereof. The Security Agreement (and all rights and remedies of the Notes Collateral Agent thereunder) shall remain in full force and effect in accordance with its terms.

4. Acknowledgement. Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Notes Collateral Agent, for the benefit of the Secured Parties, with respect to the security interest in the Collateral granted hereby are more fully set forth in the Indenture and the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.

5. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. This Security Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

6. The Notes Collateral Agent. The Notes Collateral Agent shall be entitled to all rights, privileges, immunities and protections set forth in the Notes Documents with respect to any matter arising under this Agreement as though fully set forth herein.

[Remainder of page intentionally blank; signatures on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

MICROCHIP TECHNOLOGY INCORPORATED, as a Grantor

By:

Name: J. Eric Bjornholt Title: Vice President and Chief Financial Officer

SILICON STORAGE TECHNOLOGY, INC., as a Grantor

By:

Name: J. Eric Bjornholt Title: Chief Financial Officer

ATMEL CORPORATION, as a Grantor

By:

Name: J. Eric Bjornholt Title: Vice President and Chief Financial Officer

MICROSEMI CORPORATION, as a Grantor

By:

Name: Title:

MICROSEMI STORAGE SOLUTIONS, INC., as a Grantor

By:

Name: Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION as Notes Collateral Agent

By:

Name: Title:

Exhibit C

THIS GRANT OF SECURITY INTEREST IN TRADEMARK RIGHTS is subject to the terms and provisions of the Intercreditor Agreement, dated as of May 29, 2018 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as authorized representative for the Credit Agreement Secured Parties referred to therein and Wells Fargo Bank, National Association, as authorized representative for the Notes Secured Parties referred to therein, and each of the other Parties referred to therein.

GRANT OF SECURITY INTEREST IN

TRADEMARK RIGHTS

This GRANT OF SECURITY INTEREST IN TRADEMARK RIGHTS (the “Agreement”), dated as of May 29, 2020, made by MICROCHIP TECHNOLOGY INCORPORATED, a Delaware corporation, together with the parties listed on the signature pages hereof (each a “Grantor”, and collectively the “Grantors”), in favor of Wells Fargo Bank, National Association, a national banking association, with an address at 600 South Fourth Street, 6th Floor, Minneapolis, Minnesota 55415, Attn: Corporate Trust Services-Microchip Administrator, as Notes Collateral Agent (in such capacity, the “Notes Collateral Agent”) for the holders of the Notes issued under the Indenture, dated as of May 29, 2020, for the Grantor’s 2.670% Senior Secured Notes due 2023 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among Microchip Technology Incorporated, a Delaware corporation (“Issuer”), the subsidiary guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee and Notes Collateral Agent.

WHEREAS, pursuant to the Indenture, the Issuer and certain other Grantors (as defined in the Security Agreement) have executed and delivered a Pledge and Security Agreement, dated as of May 29, 2020, in favor of the Notes Collateral Agent (together with all amendments, restatements, supplements and modifications, if any, from time to time thereafter made thereto, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, each Grantor granted to the Notes Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title, and interest in and to the Collateral, including the Trademarks; and

WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, each Grantor agrees as follows:

1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Indenture and the Security Agreement.

2. Grant of Security Interest. Each Grantor hereby grants to the Notes Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in and to all Trademarks (other than Excluded Assets) now owned or anytime hereafter acquired by such Grantor (including, without limitation, those items listed on Schedule A hereto) (collectively, the “Collateral”).

3. Purpose. This Agreement has been executed and delivered by each Grantor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office. The security interest granted hereby has been granted to the Notes Collateral Agent, for the benefit of the Secured Parties, in connection with the Security Agreement and is expressly subject to the terms and conditions thereof. The Security Agreement (and all rights and remedies of the Notes Collateral Agent thereunder) shall remain in full force and effect in accordance with its terms.

Exhibit C

4. Acknowledgement. Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Notes Collateral Agent, for the benefit of the Secured Parties, with respect to the security interest in the Collateral granted hereby are more fully set forth in the Indenture and the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.

5. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. This Security Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

6. The Notes Collateral Agent. The Notes Collateral Agent shall be entitled to all rights, privileges, immunities and protections set forth in the Notes Documents with respect to any matter arising under this Agreement as though fully set forth herein.

[Remainder of page intentionally blank; signatures on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

MICROCHIP TECHNOLOGY INCORPORATED, as a Grantor

By:

Name: J. Eric Bjornholt Title: Vice President and Chief Financial Officer

SILICON STORAGE TECHNOLOGY, INC., as a Grantor

By:

Name: J. Eric Bjornholt Title: Chief Financial Officer

ATMEL CORPORATION, as a Grantor

By:

Name: J. Eric Bjornholt Title: Vice President and Chief Financial Officer

MICROSEMI CORPORATION, as a Grantor

By:

Name: Title:

MICROSEMI STORAGE SOLUTIONS, INC., as a Grantor

By:

Name: Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Notes Collateral Agent

By:

Name: Title: